SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 26, 2003
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              FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.
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             (Exact name of registrant as specified in its charter)


        SOUTH CAROLINA               0-11172                  57-0738665
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 (State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

        1230 MAIN STREET
        COLUMBIA, SOUTH CAROLINA                                29201
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(Address of principal executive offices)                      (Zip Code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (803) 733-2659
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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

     Registrant announced on October 3, 2003 that its wholly-owned subsidiary, First Citizens Bank and Trust Company of South Carolina, had completed its acquisition of four branches from an unrelated financial institution effective September 26, 2003. Registrant had previously announced on June 30, 2003 that it had entered into a definitive agreement to acquire the four branches. A copy of Registrant's press release is attached as Exhibit 99.1 to this Report.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          (C)  EXHIBITS. The following exhibit is being filed with this Report:

               EXHIBIT NO.              EXHIBIT DESCRIPTION
               ----------     -------------------------------------------

                  99.1        Copy of press release dated October 3, 2003


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     FIRST CITIZENS BANCORPORATION
                                      OF SOUTH CAROLINA, INC.
                                              (Registrant)



DATE:  October 6, 2003                  BY:  /s/ Craig L. Nix
                                           -------------------------
                                             Craig L. Nix
                                             Chief Financial Officer



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